IMPACTS OF COVID-19	12 Months Ended
Dec. 31, 2020
IMPACTS OF COVID-19
IMPACTS OF COVID-19

3.    IMPACTS OF COVID-19

The coronavirus pandemic has led to a global economic crisis. Due to higher demand for certain telecommunications services the impact of the crisis felt less severely by the telecommunication industry and the Group than by other industries. The main effects on business activities and financial performance of the Group were as follows:

•	A drop in international roaming revenue;
•	A drop in revenue from event-ticketing;
•	An increase in impairment loss of financial assets (bank deposits and loans to customers);
•	Impairment of goodwill related to event-ticketing companies;
•	Gain realized on termination of lease contracts as well as rent holidays in relation of the Group retail outlets;
•	Increased costs for putting in place additional sanitation measures in offices and stores;
•	A reduction of sales and marketing expenses (mainly payroll of retail employees), travelling, trainings as well as administrative office maintenance costs.

On June 30, 2020 the Group concluded a subsidized credit facility with VTB. The facility is a revolving credit line, which allows the Group to borrow up to RUB 1,702 million. The principal and interest accumulated under this credit facility could be partially or fully forgiven if the Group fulfills certain conditions (primarily to maintain fixed employment rate in retail business) as part of government support related to COVID-19.

For the year ended December 31, 2020 the Group recognized gain related to termination of lease agreements and rent holidays for retail outlets in the amount of RUB 464 and RUB 286 million, respectively.

The main effects of COVID-19 in respect of estimates required to prepare these consolidated financial statements concerned:

Impairment of financial assets:

As a result of a higher expected credit risk due to COVID-19, the Group increased the allowance for expected credit losses (ECL) for bank deposits and loans to customers. Please refer to Note 31 for more details on the relating estimates and assumptions.

In respect of trade and other receivables, the Group experienced very minor payment defaults as a consequence of COVID-19 in the financial year 2020. However, there is still great uncertainty surrounding the economic environment, so the Group will continue to monitor the risk of non-recovery of trade and other receivables on an ongoing basis.

Impairment review:

For the financial year ended December 31, 2020, the Group recognized impairment of goodwill related to event ticketing companies in the total amount of RUB 1,281 million. Key assumptions for impairment review are detailed in Note 23.

As of December 31, 2020 the main specific excess costs related to COVID-19 were as follows:

•	Costs for putting in place sanitation measures in offices and stores (RUB 520 million)

Generally, the global COVID-19 situation remains fluid and could further affect the economies and financial markets of many regions, including the countries in which the Group operates, which in turn could impact consumer and business spending patterns and Group’s operating results.